EXHIBIT 99

                         EXECUTIVE EMPLOYMENT AGREEMENT
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     THIS AGREEMENT is made as of the 1st day of January, 2000, among Adams
County National Bank, a national banking association located at 675 Old Harrisburg Road, P.O. Box 3129, Gettysburg, Pennsylvania 17325, (the "Bank"), ACNB Corporation, a Pennsylvania business corporation located at 675 Old Harrisburg Road, P.O. Box 3129, Gettysburg, Pennsylvania 17325, (the "Corporation") and Thomas A. Ritter, an adult individual residing in Pennsylvania (the "Executive").

     WHEREAS, the Corporation and the Bank desire to employ the Executive as Executive Vice President of the Corporation and the Bank; and

     WHEREAS, the Executive desires to serve the Corporation and the Bank in an executive capacity under the terms and conditions set forth in this Agreement;

     WHEREAS, the Corporation, the Bank and Executive desire to set forth benefits to which the Executive would be entitled in the event that Executive's employment by the Corporation and the Bank is terminated as outlined herein;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and intending to be legally bound hereby, the parties agree as follows:


     1.   TERMS OF EMPLOYMENT. The initial term of this Agreement shall begin on
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January 1, 2000 and shall continue for a period of three (3) years thereafter, or until terminated as provided herein (including as set forth in Paragraph 9 of this Agreement). This Agreement shall be subject to automatic renewal for successive one (1) year periods, subject to the terms and conditions set forth in this Agreement, unless either party notifies the other in

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writing at least ninety (90) days prior to termination of the then current term of the party's desire to terminate this Agreement.

     2.   POSITION AND DUTIES. The Executive shall serve as the Executive Vice
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President of the Corporation and the Bank and shall have such other powers and duties as may from time to time be prescribed by the President and the Board of Directors of the Corporation and the Bank, provided that such duties are consistent with the Executive's position as the Executive Vice President of the Corporation and the Bank.

     3.   ENGAGEMENT IN OTHER EMPLOYMENT. The Executive shall devote all his
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working time, ability and attention to the business of the Corporation and the
Bank during the term of this Agreement. The Executive shall notify the President and the Board of Directors of the Corporation and the Bank in writing and receive their written consent before the Executive engages in any other business or commercial activities, duties or pursuits, including, but not limited to, directorships of other companies. Under no circumstances may the Executive engage in any business or commercial activities, duties or pursuits which compete with the business or commercial activities of the Bank and/or Corporation, nor may the Executive serve as a director or officer or in any other capacity in a company which competes with the Bank and/or Corporation.

     4.   COMPENSATION.
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          (a) Annual Direct Salary: As compensation for services rendered the
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     Bank under this Agreement, the Executive shall be entitled to receive from the Bank an annual direct salary of ___________________________ ($__________________) Dollars per year (the "Annual Direct Salary"), minus applicable taxes and withholdings payable in substantially equal monthly installments (or such other more frequent intervals as may be

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     determined by the Board of Directors of the Bank as payroll policy for senior executive officers) prorated for any partial employment period. The annual direct salary shall not be reduced without Executive's written consent, except in cases of national financial depression or other emergency when compensation reduction has been implemented by the Corporation and the Bank as to all senior executive officers of the Corporation and the Bank.

          (b) Bonus. The Board of Directors of the Bank may, in its sole
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     discretion, provide for payment of a yearly bonus to the Executive in such an amount as it may deem appropriate to provide incentive to the Executive and to reward the Executive for his performance.

          (c) Disability Benefits. If Executive becomes disabled as the result
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     of a non-work related illness, injury or impairment, Executive may participate in the Bank's then existing short and long term disability plans pursuant to the terms and conditions set forth in each plan. Executive understands and agrees that these plans and policies may be amended or terminated at any time at the discretion of the Bank and/or Corporation.

          (d) Business Expenses. During the term of his employment hereunder,
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     the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by him (in accordance with the policies and procedures established by the Board of Directors of the Corporation or the Bank for its senior executive officers) in performing services hereunder, provided that the Executive properly accounts therefor in accordance with Corporation or Bank policy.

          (e) Vacation/Time Off. Executive's vacation/time off benefits shall
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     accrue in accordance with the Bank's vacation/time off policy.

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     5. OFFICES. The Executive agrees to serve without additional compensation
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as a director on the Board of Directors of the Bank and Corporation (if so
elected or appointed) and, if elected or appointed thereto, without additional compensation in one or more offices of the Bank and Corporation, and/or in one or more offices or as a director of any of the Bank and/or Corporation's non-banking subsidiaries; provided, however, the Executive shall not be required to serve in such additional offices or as a director of the Bank and/or Corporation or any subsidiary if such service would expose him to adverse financial consequences.

     6. DIRECTORS AND OFFICERS LIABILITY INSURANCE. The Bank and/or Corporation
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shall use its best efforts to obtain insurance coverage for the Executive under an insurance policy covering officers and directors of the Bank and Corporation against certain lawsuits, arbitrations or other legal or regulatory proceedings; however, nothing herein shall be construed to require the Bank and/or Corporation to obtain such insurance, if the Board of Directors of the Bank and/or Corporation determine that such coverage cannot be obtained at a commercially reasonable price.

     7. UNAUTHORIZED DISCLOSURE. The Executive shall not, during his employment,
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or at any later time, the Executive shall not, without the written consent of the Board of Directors of the Bank and Corporation or a person authorized thereby, knowingly disclose to any person, other than an employee of the Bank or the Corporation or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of his duties as an executive of the Bank and Corporation, any material confidential information obtained by him while in the employ of the Bank and Corporation with respect to any of the Bank and/or Corporation's services, products, improvements, formulas, designs or styles, processes, customers, methods of distribution or any business practices the disclosure of which could be or will be materially damaging to the Bank and/or Corporation

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provided, however, that confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by the Executive) or any information of a type not otherwise considered confidential by persons engaged in the same business or a business similar to that conducted by the Bank and Corporation.

     8. RESTRICTIVE COVENANT. The Executive covenants and agrees as follows: the
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Executive shall not directly or indirectly, within the marketing area of the
Bank and/or Corporation (defined as an area within a fifty (50) mile radius surrounding the main office of the Bank), enter into or engage generally in direct or indirect competition with the Bank and/or Corporation or any subsidiary of the Bank and/or Corporation, either as an individual or as a partner or joint venturer, or as a director, officer, shareholder holding greater than 5% of the entity's stock, employee, agent, independent contractor, lessor or creditor of or for any other person, for a period of one (1) year after the date of termination of his employment. The existence of any claim or cause of action of the Executive against the Bank and/or Corporation, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Bank and/or Corporation of this covenant. The Executive agrees that any breach of the restrictions set forth in this Paragraph will result in irreparable injury to the Bank and/or Corporation for which it shall have no adequate remedy at law and the Bank and/or Corporation shall be entitled to injunctive relief in order to enforce the provisions hereof. In the event that this Paragraph shall be determined by any court of competent jurisdiction to be unenforceable in part by reason of it being too great a period of time or covering too great a geographic area, it shall be in full force and effect as to that period of time or geographic area determined to be reasonable by the court.

     9. TERMINATION.
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          (a) Death. The Executive's employment hereunder shall terminate upon
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     his death.

          (b) Disability.
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               (1) Suspension of Compensation. If, as a result of physical or mental injury or impairment, Executive is unable to perform all of the essential job functions of his position on a full time basis with or without a reasonable accommodation and without posing a direct threat to himself and others, for a period of one hundred eighty (180) days, all obligations of Bank and Corporation to pay Executive an Annual Direct Salary as set forth in Paragraph 4(a) of this Agreement are suspended. Any paid time off, sick leave, or short term disability pay Executive may be entitled to receive, pursuant to an established disability plan or program of the Bank and/or Corporation shall be considered part of the compensation Executive shall receive while disabled, and shall not be in addition to the compensation received by Executive under this provision of the Agreement.

               (2) Disability Termination. Executive agrees that should he remain unable to perform all the essential functions of his position on a full time basis, with or without a reasonable accommodation and without posing a direct threat to himself or others, after one hundred eighty (180) days, the Bank and Corporation will suffer an undue hardship by continuing Executive in his position. Upon this event, all compensation and employment obligations of the Bank and Corporation under this Agreement shall cease (with the exception of Executive's rights under the Bank's then existing short term and/or long term disability plans), and this Agreement shall terminate.


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          (c) Cause. The Corporation and Bank may terminate the Executive's
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     employment hereunder for "Cause." As used in this Agreement, the
     Corporation shall have "Cause" to terminate the Executive's employment hereunder upon: (1) the willful failure by the Executive to substantially perform his duties hereunder after notice from the Corporation and a failure to cure such violation within thirty (30) days of said notice; (2) the willful engaging by the Executive in misconduct injurious to the Corporation or Bank; (3) the willful violation by the Executive of the provisions of Paragraph 3 or 8 hereof after notice from the Corporation and/or Bank and a failure to cure such violation within thirty (30) days of said notice, or if said violation cannot be cured within thirty (30) days, within a reasonable time thereafter unless the Executive is diligently attempting to cure the violation; (4) the dishonesty or gross negligence of the Executive in the performance of his duties; (5) the breach of Executive's fiduciary duty to the Bank; (6) the violation of any law, rule or regulation governing banks or bank officers or any final cease and desist order issued by a bank regulatory authority any of which materially jeopardizes the business of the Corporation or Bank; (7) conduct on the part of Executive which brings public discredit to the Corporation or Bank; or (8) the Executive's failure to either be elected or to serve as a member of the Board of Directors of the Corporation after having been nominated by the Board of Directors unless such nomination is inconsistent with the duties of the Directors or the terms of this Agreement.

          (d) Termination by Executive. The Executive may terminate his
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     employment hereunder, for Good Reason. The term "Good Reason" shall only mean: (i) any assignment to the Executive, without his consent, of any duties other than those contemplated by, or any limitation of the powers of the Executive not contemplated by Paragraph 2 hereof, or (ii) a

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     reduction of the Executive's Annual Direct Salary other than as provided in
     Paragraph 4(a) hereof, or (iii) any other material breach by the Corporation of this Agreement, provided that the Executive shall have given the Board of Directors thirty (30) days written notice of such breach and such breach shall not have been cured within such thirty (30) day period after receipt of notice, or (iv) any Change of Control (as defined herein).

     10. DEFINITION OF CHANGE OF CONTROL. For purposes of this Agreement, the
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term "Change of Control" shall mean: A change in control (other than one occurring by reason of an acquisition of the Corporation by Executive) of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A and any successor rule or regulation promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") if Corporation were subject to the Exchange Act reporting requirements; provided that, without limiting the foregoing, such a change in control shall be deemed to have occurred if;

          (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Corporation or any "person" who on the date hereof is a director or officer of the Corporation is or becomes the "beneficial owner" (as defined in Rule 13d_3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities, or

          (b) during any period of two consecutive years during the term of Executive's employment under this Agreement, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such

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     period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

     11. DEFINITION OF DATE OF CHANGE OF CONTROL. For purposes of this
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Agreement, the date of Change of Control shall mean:

          (a) the first date on which a single person and/or entity, or group of affiliated persons and/or entities, acquire the beneficial ownership of twenty-five percent (25%) or more of the Corporation's voting securities, or

          (b) the date of the transfer of all or substantially all of the Corporation's assets, or

          (c) the date on which a merger, consolidation or combination is consummated, as applicable, or

          (d) the date on which individuals who formerly constituted a majority of the Board of Directors of the Corporation ceased to be a majority.

     12. PAYMENTS UPON TERMINATION.
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          (a) If the Executive's employment shall be terminated for Cause, or this Agreement is not renewed by the Bank and the Corporation, the Bank and/or Corporation shall pay the Executive or his estate his full Annual Direct Salary through the date of termination at the rate in effect at the time of termination minus applicable taxes and withholdings and any other amounts owing to the Executive at the date of termination, and the Bank and/or Corporation shall have no further obligations to the Executive under this Agreement.

          (b) If the Executive's employment is terminated by the Bank and/or Corporation (other than pursuant to Paragraphs 9(a), 9(b) or 9(c) hereof or as a result of nonrenewal of this Agreement), or if the Executive shall terminate his employment for Good Reason, then the

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     Bank and/or Corporation shall pay the Executive his full Annual Direct
     Salary from the date of termination through the last day of the term of this Agreement, including any extended term by virtue of the provisions of Paragraph 1 hereof. The Bank shall also maintain in full force and effect, for the continued benefit of the Executive for the remaining term of this Agreement, all employee benefit plans and programs to which the Executive was entitled prior to the date of termination, if the Executive's continued participation is permitted under the terms and provisions of such plans and programs. In the event that the Executive's continued participation in any such plan or program is not permitted, in lieu of continued participation, the Executive shall receive an amount equal to the annual contribution made by the Bank on his behalf under any such plans and programs, grossed-up by the amount of income and social security taxes attributable thereto, the amount of such taxes to be determined by a good faith estimate of the Bank.

          (c) If the Executive's employment shall be terminated by the Bank and/or Corporation because of Executive's disability, the Executive shall have no further right to payment other than those payments Executive may receive as set forth in the Bank's then existing short term and/or long term disability plans.

          (d) If the Executive's employment shall be terminated because of his death, the Bank and/or Corporation shall pay the Executive or his estate his full Annual Direct Salary through the date of termination at the rate in effect at the time of termination minus applicable taxes and withholdings and any other amounts owing to the Executive, and the Bank and Corporation shall have no further obligations to Executive under this Agreement.

          (e) Golden Parachute Limitation. Should the payments described in this
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     Paragraph be considered by state or federal bank regulators to be "golden parachute

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     payments" as defined in 12 C.F.R./359, et seq. and 12 U.S.C.S./1828(k),
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     the Bank and Corporation are relieved from any and all liability for those payments considered to be golden parachute payments.

          (f) Nonrenewal of Agreement and Severance Allowance: In the event the
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     Executive serves the full term of this Agreement, and the Bank and/or
     Corporation do not offer to renew this Agreement, the Executive shall not be entitled to any severance allowance whatsoever and the Bank and/or Corporation shall have no further obligations to the Executive under this Agreement.

     13. DAMAGES FOR BREACH OF CONTRACT/WAIVER OF JURY TRIAL. In the event of a
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breach of this Agreement by either the Corporation or the Executive, each hereby waive to the fullest extent permitted by law the right to a trial by jury and to assert any claim against the others for punitive or exemplary damages. Furthermore, Executive hereby waives any and all rights to assert claims or recover damages in an amount in excess of that set forth in Paragraph 12(b).

     14. NOTICE. For the purposes of this Agreement, notices and all other
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communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified mail, return receipt requested, postage prepaid, addressed as follows:

         If to the Executive:               Thomas A. Ritter
                                            P.O. Box 248
                                            Arendtsville, PA  17303

         If to the Bank:                    Adams County National Bank
                                            P.O. Box 3129
                                            Gettysburg, PA  17325

         If to the Corporation:             ACNB CORPORATION
                                            P.O. Box 3129
                                            Gettysburg, PA  17325

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or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     16. SUCCESSORS. This Agreement shall inure to the benefit of and be binding
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upon the Executive, his personal representatives, heirs or assigns and to the
Bank and/or Corporation and any of successors or assigns of the Bank and/or Corporation.

     17. SEVERABILITY. If any provision of this Agreement is declared
         ------------
unenforceable by a judicial or administrative body for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.

     18. AMENDMENT. This Agreement may be amended or canceled only by mutual
         ---------
agreement of the parties in writing.

     19. PAYMENT OF MONEY DUE DECEASED EXECUTIVE. In the event of Executive's
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death, any moneys that may be due him from the Bank under this Agreement as of the date of death shall be paid to the person designated by him in writing for this purpose or, in the absence of any such designation, to his estate.

     20. LAW GOVERNING. This Agreement shall be governed by and construed in
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accordance with the laws of the Commonwealth of Pennsylvania.

     21. ENTIRE AGREEMENT. This Agreement supersedes any and all agreements,
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either oral or in writing, between the parties with respect to the employment of the Executive by the Bank and/or Corporation, and this Agreement contains all the covenants and agreements between the parties with respect to the employment of Executive by the Bank and/or Corporation.

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     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be duly executed in their respective names and, in the case of the Corporation, by its authorized representatives the day and year above mentioned.

ATTEST:                                              ADAMS COUNTY NATIONAL BANK

/s/   John W. Krichten                               By /s/ Ronald L. Hankey
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                                                        Ronald L. Hankey

ATTEST:                                              ACNB CORPORATION

/s/  John W. Krichten                                By /s/  Ronald L. Hankey
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                                                        Ronald L. Hankey

WITNESS:

/s/  D. Richard Guise                                By /s/  Thomas A. Ritter
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                                                        Thomas A. Ritter


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